June 22, 2006

DREYFUS PREMIER FIXED INCOME FUNDS: DREYFUS PREMIER CORE BOND FUND

Supplement to Current Prospectus dated March 1, 2006

     Effective June 1, 2006 (the “Effective Date”), the fund terminated the offering of Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

     Existing holders of the fund’s Class B shares on the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund, and exchange their Class B shares for Class B shares of other Dreyfus Premier funds and Dreyfus Founders funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged on the Effective Date for Class B shares of General Money Market Fund, Inc. (“GMMF”). No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of any fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge (“CDSC”) schedules, conversion features and distribution plan and shareholder services plan fees, continue in effect. However, the Reinvestment Privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued.

     Also, exchanges of Class B shares of a fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWDMMF”) are no longer permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Premier fund, a Dreyfus Founders fund, or GMMF.

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     Effective on March 1, 2006, the following information supplements and should be read in conjunction with the section of the fund’s Prospectus entitled “Shareholder Guide —Sales Charge Reductions and Waivers”:

Class A shares may be purchased at net asset value without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through Dreyfus Service Corporation (“DSC”), and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through DSC in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since February 28, 2006.

(Continued on Reverse Side)

  With the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus- managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with DSC specifically relating to processing stock options.
  Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment- related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through DSC, provided that the qualified affinity group has entered into an affinity agreement with DSC.

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     Effective on March 1, 2006, the following information supersedes and replaces the last paragraph contained in the section of the fund’s Prospectus entitled “Shareholder Guide — Sales Charge Reductions and Waivers”:1

  Class A and Class T 2 shares may be purchased at net asset value without payment of a sales charge for Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, pro- vided that, in the case of a qualified or non-qualified retirement plan, the rollover is pro- cessed through an entity that has entered into an agreement with DSC specifically relating to processing rollovers.

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     The following information supersedes and replaces the fourth paragraph contained in the section of the fund’s Prospectus entitled “Management — Investment Adviser”:

     Catherine A. Powers also is a portfolio manager of the fund. She has held this position since May 2006 and has been employed by Dreyfus since September 2001. Ms. Powers also is a Senior Portfolio Manager for Active Core Strategies, responsible for high grade core and core plus fixed income strategies, at Standish Mellon Asset Management, a Dreyfus affiliate. Ms. Powers joined Standish Mellon Asset Management in 1988.

1 This provision does not apply to municipal bond funds.

2 Applicable only to Dreyfus Premier funds that offer Class T shares.

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